Exhibit 99.1

LETTER OF TRANSMITTAL

SILGAN HOLDINGS INC.

Offer to Exchange

$300,000,000 Aggregate Principal Amount of

5 1⁄2% Senior Notes due 2022

Which Have Been Registered Under the Securities Act of 1933

for All Outstanding

$300,000,000 Aggregate Principal Amount of

5 1⁄2% Senior Notes due 2022

Which Have Not Been Registered Under the Securities Act of 1933

Pursuant to the Prospectus, dated             , 2014

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON             , 2014, UNLESS EXTENDED BY THE COMPANY (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Mail, Hand Delivery or Overnight Courier:	By Facsimile Transmission:

U.S. Bank National Association Attention: Specialized Finance 111 Fillmore Avenue St. Paul, MN 55107-1402 Reference: Silgan Holdings Inc.	(651) 466-7372 Attention: Specialized Finance Reference: Silgan Holdings Inc. Confirm by Telephone: (800) 934-6802

For Information Call: (800) 934-6802

For Information Email: cts.specfinance@usbank.com

Delivery of this Letter of Transmittal to an address other than the one set forth above or transmission of instructions to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges receipt of the Prospectus dated             , 2014 (the “Prospectus”), of Silgan Holdings Inc. (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which, together with the Prospectus, constitute the Company’s offer to exchange (the “Exchange Offer”) an aggregate principal amount of up to $300,000,000 of the Company’s 5 1⁄2% Senior Notes due 2022 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal aggregate principal amount of the Company’s issued and outstanding 5 1⁄2% Senior Notes due 2022 (the “Outstanding Notes”) from the holders thereof. Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

This Letter of Transmittal is to be completed by a holder of Outstanding Notes:

•	if certificates representing tendered Outstanding Notes are to be forwarded herewith; or

•	if a tender is made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) through DTC’s Automated Tender Offer Program (“ATOP”) pursuant to the procedures set forth in the section “The Exchange Offer—Procedures for Tendering” of the Prospectus, unless an Agent’s Message (as defined below) is transmitted in lieu thereof.

The term “Agent’s Message” means a message, electronically transmitted by DTC to the Exchange Agent, forming part of a book-entry transfer, which states that DTC has received an express acknowledgment from the tendering holder of the Outstanding Notes that such holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal, and further, that such holder agrees that the Company may enforce this Letter of Transmittal against such holder.

Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent account at the Book-Entry Transfer Facility (a “Book Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the section “The Exchange Offer—Guaranteed Delivery Procedures” of the Prospectus. See Instruction 2 hereto.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

As used in this Letter of Transmittal, the term “holder” with respect to the Exchange Offer (as defined below) means any person in whose name Outstanding Notes are registered on the books of the Company, or, with respect to interests in the Outstanding Notes held by DTC, any DTC participant listed as an official DTC proxy. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

The undersigned hereby tenders the Outstanding Notes described in the box entitled “Description of Outstanding Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Outstanding Notes covered by this Letter of Transmittal and the undersigned represents that it has received from each beneficial owner of Outstanding Notes (“Beneficial Owners”) a duly completed and executed form of “Instructions to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Registered holder, as used herein, refers to a participant in DTC’s security position listing as the owner of the Outstanding Notes tendered hereby. Any Beneficial Owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Outstanding Notes to tender on behalf of the Beneficial Owner.

In order to properly complete this Letter of Transmittal, a holder of Outstanding Notes must (i) complete the box entitled “Description of Outstanding Notes Tendered,” (ii) if appropriate, check and complete the boxes relating to Book-Entry Transfer, Notice of Guaranteed Delivery, and Special Registration or Delivery Instructions, (iii) sign this Letter of Transmittal by completing the box entitled “Please Sign Here,” and (iv) complete and sign the attached Substitute Form W-9, or if applicable, the appropriate Form W-8 (which may be obtained from the Exchange Agent or can be found at www.irs.gov). Each holder of Outstanding Notes should carefully read the detailed instructions below prior to completing this Letter of Transmittal.

Box 1

Description of Outstanding Notes Tendered

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Certificate or Registration Number(s) of Outstanding Notes*	Aggregate Principal Amount Represented by Outstanding Notes	Aggregate Principal Amount of Outstanding Notes Being Tendered**

Total

*	Need not be completed by book-entry holders (see below).
**	The aggregate principal amount of all of the Outstanding Notes represented by the Outstanding Notes identified in this column, or delivered to the Exchange Agent herewith, will be deemed tendered unless a lesser amount is specified in this column. See Instruction 4.

Box 2

Book-Entry

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

By crediting Outstanding Notes to the Exchange Agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information herein and executed and delivered this Letter of Transmittal to the Exchange Agent.

Box 3

Notice of Guaranteed Delivery

(See Instruction 2 below)

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Box 4

Return of Non-Exchanged Outstanding Notes

Tendered by Book-Entry Transfer

☐	CHECK HERE IF OUTSTANDING NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

Box 5

Participating Broker-Dealer

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. PROVIDE THE NAME OF THE INDIVIDUAL WHO SHOULD RECEIVE, ON BEHALF OF THE HOLDER, ADDITIONAL COPIES OF THE PROSPECTUS, AND AMENDMENTS AND SUPPLEMENTS THERETO, AND ANY NOTICES TO SUSPEND AND RESUME USE OF THE PROSPECTUS.

Name:

Address:

Telephone No.:

Facsimile No.:

If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Box 6

Special Registration Instructions

(See Instructions 1, 5 and 6 below)

To be completed ONLY if Certificates for the Outstanding Notes not exchanged and/or Certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

Issue the Exchange Notes and/or the Outstanding Notes to:

Name(s):

(Please Type or Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

Box 7

Special Delivery Instructions

(See Instructions 1, 5 and 6 below)

To be completed ONLY if Certificates for the Outstanding Notes not exchanged and/or Certificates for the Exchange Notes are to be sent to someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Deliver the Exchange Notes and/or the Outstanding Notes to:

Name(s):
(Please Type or Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby in accordance with the terms and conditions of the Exchange Offer (including if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to the tendered Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such Outstanding Notes for transfer on the books of the Company and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, (b) when such tendered Outstanding Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Outstanding Notes tendered for exchange are not subject to any adverse claims or proxies when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Outstanding Notes nor any such other person is engaged in, or intends to engage in, a distribution of such Exchange Notes within the meaning of the Securities Act, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Outstanding Notes nor any such other person is an “affiliate” of the Company, as such term is defined in Rule 405 under the Securities Act.

The undersigned also acknowledges that this Exchange Offer is being made based on the Company’s understanding of an interpretation by the staff of the United States Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling dated July 2, 1993, or similar no-action letters, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of the Outstanding Notes is an affiliate of the Company, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in, or intends to engage in, a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, sign and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreement, dated as of September 9, 2013, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and Deutsche Bank Securities Inc., for themselves and on behalf of the other initial purchasers of the Outstanding Notes and that the Company shall have no further obligations or liabilities thereunder except as provided in Section 5 of such agreement. The undersigned will comply with its obligations under the registration rights agreement.

The Exchange Offer is subject to certain conditions as set forth in the section “The Exchange Offer—Conditions” of the Prospectus. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the Expiration Date if any of the conditions set forth under “The Exchange Offer—Conditions” occurs.

All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death, incapacity, liquidation, dissolution, winding up or any other event relating to the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Registration Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Outstanding Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Outstanding Notes Tendered.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES TENDERED” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

PLEASE SIGN HERE

Tendering Holder Signature

In Addition, Complete Substitute Form W-9—See Below

Signature of registered holder(s) or Authorized Signatory(ies):

Date:

Note: The above lines must be signed by the registered holder(s) of the Outstanding Notes as their name(s) appear(s) on the Outstanding Notes or on a security position listing as the owner of the Outstanding Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers or endorsements transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s):

                         (Please Type or Print)

Capacity (full title):

Address:

                         (Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE

(See Instruction 5 below)

Signature(s) Guaranteed by an Eligible Guarantor Institution:	(Authorized Signature)

(Title)

(Name and Firm)

(Address)

Date:

Area Code and Telephone Number:

Tax Identification or Social Security Number:

Payer’s Name: Silgan Holdings Inc.

SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

Department of the Treasury Internal Revenue Service	Part 2 Certification—Under penalties of perjury, I certify that:	Name
Payer’s Request for Taxpayer Identification Number (TIN)

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Social Security Number OR
Employer Identification Number
Part 3—Awaiting TIN ☐

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

Sign Here	The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. SIGNATURE DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND FEDERAL INCOME BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment 28% of all reportable payments made to me will be withheld.

SIGNATURE                                                                                   DATE                    , 20

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE

FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.

Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

	For this type of account:	Give the Social Security number of—	For this type of account:	Give the Employer Identification number of—
	1. Individual	The individual	7. Disregarded entity not owned by an individual	The owner

	2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	8. A valid trust, estate, or pension trust	The legal entity(4)

	3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	10. Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

	b. So-called trust that is not a legal or valid trust under state law	The actual owner(1)	11. Partnership or multi-member LLC	The partnership

	5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	12. A broker or registered nominee	The broker or nominee

	6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*	13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

			14. Grantor trust filing under Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE

FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office or get one online at www.ssa.gov or by calling 1-800-772-1213 to apply for a social security number, or Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual taxpayer identification number, or Form SS-4, Application for employer identification number. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding, For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)	Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION

CONTACT YOUR TAX CONSULTANT OR

THE INTERNAL REVENUE SERVICE

INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

General

Please do not send Certificates for Outstanding Notes directly to the Company. Your Certificates for Outstanding Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1.	Delivery of this Letter of Transmittal and Certificates.

This Letter of Transmittal is to be completed by holders of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the holder of such Outstanding Notes) if either (a) Certificates for such Outstanding Notes are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section “The Exchange Offer—Book-Entry Transfer” of the Prospectus and an Agent’s Message (as defined below) is not delivered. The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant. Certificates representing the tendered Outstanding Notes, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal, or a facsimile hereof (or, in the case of a book-entry transfer, an Agent’s Message), a substitute Form W-9 and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

2.	Guaranteed Delivery Procedures.

Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may effect a tender by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the section “The Exchange Offer—Guaranteed Delivery Procedures” of the Prospectus and by completing Box 3. Pursuant to these procedures, holders may tender their Outstanding Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) a properly completed and signed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal is delivered to the Exchange Agent on or before the Expiration Date (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes, the registered number(s) of such Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby; and (iii) the Certificates or a confirmation of book- entry transfer and a properly completed and signed Letter of Transmittal is delivered to the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. The Notice of Guaranteed Delivery may be delivered by hand, facsimile or mail to the Exchange Agent, and a guarantee by an Eligible Guarantor Institution must be included in the form described in the notice.

Any holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder of Outstanding Notes, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

Guarantee of Signatures

No signature guarantee on this Letter of Transmittal is required if:

(i)	this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder(s) has (have) completed either the box entitled “Special Registration Instructions” (Box 6) or “Special Delivery Instructions” (Box 7) above; or

(ii)	such Outstanding Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) in the Signature Guarantee Box on this Letter of Transmittal. See Instruction 5.

Inadequate Space

If the space provided in the box captioned “Description of Outstanding Notes Tendered” (Box 1) is inadequate, the Certificate or registration number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed an a separate, signed schedule and attached to this Letter of Transmittal.

3.	Beneficial Owner Instructions.

Only a holder of Outstanding Notes (i.e., a person in whose name Outstanding Notes are registered on the books of the registrar or, with respect to interests in the Outstanding Notes held by DTC, a DTC participant listed in an official DTC proxy), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Outstanding Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Instructions to Registered Holder from Beneficial Owner” form accompanying this Letter of Transmittal.

4.	Partial Tenders; Withdrawals.

If less than the entire principal amount of Outstanding Notes evidenced by a submitted Certificate is tendered, the tendering holder(s) should fill in the aggregate principal amount tendered in the column entitled “Aggregate Principal Amount of Outstanding Notes Being Tendered” in Box 1 above. A newly issued Certificate for the principal amount of Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth on the first page hereof. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the “Depositor”), (ii) identify the Outstanding Notes to be withdrawn (including the registration number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes in the name of the person withdrawing the tender, (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor and (v) include a statement that the Depositor is withdrawing its election to have such Outstanding Notes exchanged. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly re-tendered. Any Outstanding Notes which have been tendered but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described in the section “The Exchange Offer—Procedures for Tendering” of the Prospectus at any time prior to the Expiration Date.

Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

5.	Signature on Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the Certificates without alteration, addition, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Outstanding Notes.

If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Outstanding Notes.

If this Letter of Transmittal is signed by the registered holder(s) of Outstanding Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder(s) (or acting holder(s)) must either properly endorse the Outstanding Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in DTC whose name appears on such security position listing), with the signature on the Outstanding Notes or bond power guaranteed by an Eligible Guarantor Institution (except where the Outstanding Notes are tendered for the account of an Eligible Guarantor Institution).

If this Letter of Transmittal, any Certificates, bond powers or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

Endorsements on certificates for the Outstanding Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by a firm that is a member of the Security Transfer Agent Medallion Signature Program or by any other “Eligible Guarantor Institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Guarantor Institution, provided the Outstanding Notes are tendered: (i) by a registered holder of the Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the owner of such Outstanding Notes) tendered who has not completed Box 6 entitled “Special Registration Instructions” or Box 7 entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Guarantor Institution.

6.	Special Registration and Delivery Instructions.

Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the Exchange Notes and/or substitute certificates evidencing Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box. A holder tendering the Outstanding Notes by book-entry transfer may request that the Outstanding Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereof (See Box 4).

If no instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at DTC.

7.	Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed because Exchange Notes are delivered or issued in the name of a person other than the registered holder or if a transfer tax is imposed for any other reason other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to the tendering holder by the Exchange Agent.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in the Letter of Transmittal.

8.	Waiver of Conditions.

The Company reserves the right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9.	Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been completed.

10.	Questions and Request for Assistance or Additional Copies.

Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

11.	Validity and Form; No Conditional Tenders; No Notice of Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Company in their sole discretion, which determination will be final and binding. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange. The Company also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Outstanding

Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder as soon as practicable following the Expiration Date.

12.	Tax Identification Number.

Under U.S. federal income tax law, a holder tendering Outstanding Notes whose Outstanding Notes are accepted for exchange may be subject to backup withholding unless the holder provides either (i) such holder’s correct taxpayer identification (“TIN”) on the Substitute Form W-9 above, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Outstanding Notes is awaiting a TIN), (B) that the holder of Outstanding Notes is not subject to backup withholding because (x) such holder of Outstanding Notes is exempt from backup withholding, (y) such holder of Outstanding Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Outstanding Notes that he or she is no longer subject to backup withholding and (C) that the holder of Outstanding Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to certain penalties imposed by the Internal Revenue Service and any payments that are made to such holder may be subject to backup withholding (see below).

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Outstanding Notes should indicate their exempt status on Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalty of perjury, attesting to that individual’s exempt status (Form W-8BEN). Forms for such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments to be made to the holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided the required information is furnished. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

The holder of Outstanding Notes is required to give to the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Notes. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.